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                                                                   EXHIBIT 10.15


                       AMENDMENT TO CONVERSION AGREEMENT

       This amendment (the "Amendment") is made as of March 6, 2000, to the Conversion Agreement (the "Agreement") between NewsReal, Inc. ("NewsReal") and each of the individuals listed on Schedule A attached hereto (each, a "QIP Investor" and, collectively, the "QIP Investors"), dated as of March 31, 1999. All capitalized terms used in this Amendment shall be as set forth in the Agreement, except as otherwise set forth herein.

                                    RECITALS

       A. The original Agreement provides that payment by QIP or any of the QIP Investors of either the Line of Credit or the Term Loan results in the agreement by the Company to issue common stock of the Company to the QIP Investors, based upon the conversion prices and the terms set forth in the Agreement. The original Agreement also provides that the conversion rights of the parties terminated on December 31, 1998.

       B. Pursuant to the 12/97 Guaranty by QIP of the Term Loan and the Line of Credit, QIP paid the (a) $3 million principal balance owed by NewsReal on the Line of Credit on September 1, 1999, and (b) the $1 million principal balance on the Term Loan on December 12, 1999. In addition, the QIP Investors paid interest on the Line of Credit in the amount of $55,753.13 on September 1, 1999, and made additional loans to the Company in the aggregate amount of $1,194,246.87 since the date of the Agreement for aggregate additional loans to the Company of $1,250,000 (the "Additional QIP Loans", listed on Schedule B hereto), which loans are evidenced by separate Senior Secured Promissory Notes and Security Agreements dated as of the dates of such loans. The Company has not yet issued any additional shares of Common Stock to QIP or the QIP Investors as a result of these payments or loans.

       C. In lieu of having the Company issue additional shares of Common Stock under the Agreement and to prevent acceleration of the remaining QIP Indebtedness by the QIP Investors, the Company and the QIP Investors desire to amend the Agreement to (a) modify the conversion rights with respect to the Term Loan and the Line of Credit, and (b) extend the expiration date of the conversion rights of the QIP Investors, all as set forth below.

       NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the parties hereto agree as follows:

1. Paragraphs 2(a) and 2(b) of the Agreement are deleted in their entirety and in lieu thereof, the following language is inserted as new paragraph 2(a):

       "(a) Line of Credit and Term Loan. In consideration for the payment by the QIP Investors of the amounts due under the Line of Credit on September 1, 1999 (the "Line of Credit Payment Date"), and the amounts due under the Term Loan on December 12, 1999 ("Term Loan Payment Date"), the Company agrees to repay the QIP Investors an aggregate amount equal to the foregoing payments on the terms and conditions set forth in the attached promissory note (the "Bridge Note") and security agreement (the "Bridge Security Agreement"), and to grant the QIP Investors the conversion rights set forth in this paragraph 2(a).

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            (i)   Bridge Note and Bridge Security Agreement. The Bridge Note
                  shall be payable on written demand of an authorized representative of the QIP Investors, on or before December 31, 2002. The Bridge Note shall bear interest at LIBOR (as defined in the Bridge Note) plus two percent (2%), compounding daily
                  (A) in the case of the Line of Credit payments made by the QIP Investors, from the Line of Credit Payment Date, and (B) in the case of the Term Loan payment made by the QIP Investors, from the Term Loan Payment Date. The Company's obligations under the Bridge Note shall be secured by the assets of the Company on the terms and conditions set forth in the Bridge Security Agreement attached hereto.

            (ii) Conversion Rights. At any time before the earlier of 5:00 p.m., New York time, on December 31, 2002 or payment in full of the Bridge Note, the QIP Investors may, at their option, elect to convert into Common Stock up to the outstanding principal amount of the Bridge Note, together with the amount of any interest due thereon, owed by the Company to the QIP Investors thereunder. If the QIP Investors elect to so convert, the Company agrees to issue to such QIP Investors that number of shares of Common Stock equal to (A) $2 million of the principal and interest to be converted by such QIP Investors divided by a conversion price of $2.47 per share, and (B) the balance of the principal and interest to be converted by such QIP Investors divided by a conversion price of $1.00 per share. Further, if the QIP Investors demand payment of all or a portion of the outstanding indebtedness on the Bridge Note, then, and to the extent of such demand, the Company shall have the right to issue Common Stock to the QIP Investors as if such indebtedness were converted into Common Stock in the manner set forth in the this paragraph 2(a)(ii).

            (iii) Release from Obligations. Upon partial or full payment of the
                  Bridge Note by the Company, or upon the issuance of shares pursuant to paragraph 2(a)(ii) if the QIP Investors elect to so convert or if the QIP Investors demand payment on the Bridge Note and the Company issues additional shares of Common Stock, the QIP Investors shall release the Company from such obligations arising under or with respect to the portion of the Bridge Note being so repaid and/or converted, and, to the extent of such repayment and/or conversion, the Company shall have no further obligations to the QIP Investors with respect to, the Term Loan, the 12/97 Guaranty, the Bridge Note, and/or the Bridge Security Agreement.

2. Paragraphs 2(c) and 2(d) of the Agreement are hereby consecutively renumbered as paragraphs 2(b) and 2(c).

3. The parties agree that the Additional QIP Loans in the aggregate amount of $1,250,000 shall be treated in the same manner as the 3/99 Loan described in paragraph 2(b)(v) of the Agreement (as renumbered according to the preceding paragraph) and shall be convertible on the same terms and conditions and in the same manner as the 3/99 Loan, as amended hereby.

4. The expiration dates of the conversion rights granted to the QIP Investors under paragraphs 2(b) and 2(c)(as renumbered according to paragraph 2 hereof) are hereby extended until the earlier of 5:00 p.m., New York time, on December 31, 2002 or payment in full of the indebtedness to which such conversion rights relate. In addition, the terms and conditions of paragraphs 2(b) and 2(c)(as renumbered) are hereby amended and modified as necessary to be consistent with the amendments contained in sections 1 through 4 of this Amendment.
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5.     Except as provided herein, all other terms and conditions of the
Agreement shall remain in full force and effect.   Any conflict between the
terms and conditions contained in the Agreement and in this Amendment shall be governed by reference to the terms and conditions of this Amendment.


                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]
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         IN WITNESS WHEREOF, the duly authorized representatives of each of the parties hereto have executed this Amendment on the last date set forth below:

                                           NEWSREAL, INC.



                                           By:   /s/ DAVID C. HOPPMANN
                                               --------------------------------
                                           Name: David C. Hoppmann
                                           Title: President & CEO


                                           QUANTUM INDUSTRIAL PARTNERS, LDC



                                           By:  /s/ Douglas M. Reid
                                               --------------------------------
                                           Name:  DOUGLAS M. REID
                                           Title: Attorney-in-Fact

                                           GEOSOR CORPORATION

                                           By:  /s/ Douglas M. Reid
                                               --------------------------------
                                           Name:  DOUGLAS M. REID
                                           Title: Attorney-in-Fact

                                           /s/ Gary Gladstein
                                           ------------------------------------
                                           GARY GLADSTEIN

                                           /s/ Stewart Paperin
                                           ------------------------------------
                                           STEWART PAPERIN

                                           /s/ Douglas Reid
                                           ------------------------------------
                                           DOUGLAS REID